Exhibit 99.2

2016 First-Quarter Performance June 7, 2016 Financial Results and Company Highlights

Disclaimers Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are based on management’s beliefs and assumptions and information currently available to management and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this press release is not a guarantee of future results, and that actual results may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those “Risk factors” in our annual report on Form 10-K for the fiscal year ended January 31, 2016 and those described from time to time in our, and HD Supply, Inc.’s, other filings with the U.S. Securities and Exchange Commission, which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Non-GAAP Financial Measures HD Supply supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share and Free Cash Flow. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share referred to in this presentation is included at the end of this presentation under “Reconciliation of Non-GAAP Measures.”

Q1’16 Execution Highlights Strategic and Disciplined Execution 1 Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth 2 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs Note: “VPY” denotes Versus Prior Year +7% Sales Growth Versus Prior Year (“VPY”) +14% Operating Income Growth VPY +14% Adjusted EBITDA Growth VPY 1.9x Operating Leverage1 +104% Adjusted Net Income per Diluted Share Growth VPY +400 Basis Points Versus Market Growth Estimate2 +50 Basis Points Gross Margin Improvement VPY Refinanced $1B of 11.5% Senior Unsecured Notes Entered into an Agreement to Sell Interior Solutions

Facilities Maintenance Transition Update On Track Proactive Strategic Action to Evolve Multi-Generation Growth Platform Intense Team Customer-Centricity Across the Country New and Existing Talent to Enhance and Transform Capabilities Disciplined Execution Profitable Sales Growth, Category Management, Digital Capabilities, Supply Chain and Inventory Cool Weather Temporarily Impacting HVAC Supply Chain Improvement Opportunities Property Improvement Investment Focus Elevated Talent to Execute Strategic Actions

Disciplined Execution Invest in Five (5) Growth Plays to Deliver Growth in Excess of Market Sell More to Existing Customers Introduce New Products and Services Expand and Integrate Channels to Reach Our Customers Acquire New Customers Enter New Geographies Deliver Operating Leverage Execute Category Management Save as We Grow Generate Cash Accelerate Debt Reduction Disciplined People, Thought and Action

Topics of Recent Investor Interest Disciplined Action Focused on Controllable Execution Topic Consideration Leverage & Capital Structure Free Cash Flow Capital Allocation 6. FM “Runway” for Growth 4. Competitive Environment 5. FM Pre-Season Investment 8. Operating Leverage 4.5x Net Debt / Adjusted EBITDA 1.2x VPY Strong Momentum Cash Flow and Growth Potential Create Options ~$50B+ Addressable Market; 5% Share Position Remains Intense; Focused on Disciplined Execution As Expected; Temporary Impact from Weather Reaffirm 1.5x – 2.0x Target Simplified; Three Leadership Businesses 9. Business Mix Consistent with Previous Commentary 7. End Markets

Reconciliation to Q1’16 Guidance Sales Q1’16 Guidance: $1,810M - $1,860M Adjusted EBITDA Q1’16 Guidance: $205M - $215M Adj. Net Income Per Diluted Share1 Q1’16 Guidance: $0.45 – $0.50 Q1’16 Excluding Interior Solutions $1,781 $215 $0.51 Interior Solutions Q1’16 $63 $1 $0.00 - = - = - = = – 1 Q1’16 Adjusted Net Income per Share range assumes a fully diluted weighted average share count of 201 million Strong Q1 Performance Relative to Guidance Q1’16 Including Interior Solutions $1,844 $216 $0.51 ($ in millions, except per share data)

Q1’16 Financial Results $1,660M $1,781M +7% Gross Profit Gross Margin % Operating Income Adj. EBITDA % Op. Income % $559M $609M 33.7% 34.2% $189M $215M $156M $178M 11.4% 12.1% 10.0% +9% +50 BPs +70 BPs +14% ($ in millions, except per share data) $51M $103M +14% Net Sales 1 Includes $115M loss incurred as a result of the extinguishment of outstanding debt 2 See appendix slides 26 and 27 for a reconciliation of Adjusted EBITDA and Adjusted Net Income (Loss) to Net Income (Loss) and Net Income (Loss) per Diluted Share 3 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs 4 Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth Note: “VPY” denotes Versus Prior Year Q1’15 Adj. EBITDA2 VPY Adj. Net Income2 9.4% +60 BPs Q1’16 $0.25 $0.51 +104% Per Diluted Share +$121M 400 Basis Points in Excess of Market Growth Estimate3 +50 Basis Points Gross Margin Improvement VPY +14% Adjusted EBITDA Growth VPY 1.9x Operating Leverage4 +7% Sales Growth, 1.9x Operating Leverage +102% Net Income $242M ($14M)1 -$256M $1.21 ($0.07) -$1.28 Per Diluted Share

Q1’16 Segment Performance Q1’16 $677M $605M $447M Adj. EBITDA $134M $48M $43M Operating Leverage1 1.5x 1.1x 2.7x Net Sales ($ in millions) Broad-Based Performance Q1’15 $635M $570M $407M $122M $45M +6% VPY +7% +10% VPY VPY +7% +10% +27% $34M 1 Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth Note: “VPY” denotes Versus Prior Year Q1’16 Q1’15 Q1’16 Q1’15

Q1'16 Taxes and Cash Flow

HDSUPPLY

Taxes

- **Favorable Tax Asset** with **Significant Gross Federal Net Operating Loss Carryforwards of $2.0B**
  - **~$800M** Tax-affected Amount of Federal and State NOLs
- **Cash Taxes**
  - **$1M** in Q1'16
  - **$2M – $3M** Estimated for Q2'16
  - **$10M – $15M** Estimated for FY'16
- **GAAP Taxes**
  - Normalized at Approximately 39%

Cash Flow

- **$4.1B Net Debt at the End of Q1'16**
  - **4.5x** Net Debt to Adjusted EBITDA
  - Recent **Rating Agencies Upgrades**
- **Refinancing $1B 11.5% Senior Unsecured Notes**
  - **~$290M Cash Interest** in FY'16, **Down from $325M**
  - **~$260M Annualized Run Rate of Cash Interest** Based on Completed Transactions
  - **$120M** Make-whole and Deferred Financing One-time Cash Costs
  - **Optionality on 7.5%** Senior Unsecured Notes
- **$17M of Capital Expenditures in Q1'16**
  - ~1.3% to 1.4% of Annual Sales in FY'16

Note: Contains forward looking information; please see Disclaimer on page 2

Disciplined Action

HDSUPPLY

10

Q1’16 Monthly Organic Average Daily Sales (%) +7% Q1’16 Average Daily Sales Growth Weather Impact in May 1 Adjusted to eliminate the effect of Acquisitions and Divestitures; Note: “VPY” denotes Versus Prior Year 5.4% 4.2% 7.3% 3.6% May 0.4% 4.6% 6.6% 5.7% ’15 Selling Days 25 19 20 8.5% 11.1% Facilities Maintenance Waterworks Construction & Industrial (Preliminary) 9.2% 7.9% 5.6% 9.5% 6.4% 12.2% 20 5.7% 6.2% Feb. Mar. Apr. Prior Year $729M $609M $550M HD Supply Net Sales $502M 6.3% 6.3% ’14 Selling Days 25 19 20 20 Q1’16 7.1% 3.6% 9.1% $559M 4.7% 4.5% 11.9% $690M 7.7% 2.4% 9.7% $510M 2.9% 3.3% 13.4% $460M HD Supply Average Daily Sales Growth VPY1 ’16 Selling Days 25 20 20 20 Current Year

+9% +5% +6% +3% Q2’16 Guidance (Excludes Interior Solutions2) 5% and 7% Sales and Adjusted EBITDA Growth, Respectively at Midpoint of Guidance Ranges $2,050M $2,000M $257M $1,937M $280M $270M VPY Q2’15 Q2’16 Q2’15 Q2’16 Q2’16 Net Sales Adj. EBITDA Adj. Net Income Per Diluted Share1 VPY 1 Q2’16 Adjusted Net Income per Share range assumes a fully diluted weighted average share count of 202 million 2 Previous management estimates for Interior Solutions performance were Q2’16 net sales of $85M, Adjusted EBITDA of $4M and Adjusted Net Income Per Diluted Share of $0.02 Note: Contains forward looking information; please see Disclaimer on page 2 $0.90 $0.85 VPY ($ in millions, except per share amounts) $0.56 . . . . Q2’15 +61% +52% Midpoint $2,025M +5% $275M +7% $0.87 +55% Including Interior Solutions2 $2,110M $279M $0.89

 FY’16 End Market Current Outlook ~3% End Market Growth for FY’16 Consistent with Previous Commentary Residential Construction Water Infrastructure “Living Space” MRO Primary End Market Non- Residential Construction ~3% FY’16 End Market Estimates1 1% to 2% Current View as of June ’16 Mid-Single Digit Low Single Digits to Low Single Digits 1 Management estimate; market estimate is management estimate of the growth of our end markets based on multiple quantitative and qualitative inputs Note: Contains forward looking information; please see Disclaimer on page 2 Mid-Single Digit DC-Based Branch-Based

HD Supply Outlook Summary Focused on Controllable Execution Q2’16 FY’16 +5% Net Sales Growth VPY at Midpoint of Range +7% Adjusted EBITDA Growth VPY at Midpoint of Range +55% Adjusted Net Income per Diluted Share Increase VPY at Midpoint of Range 202M Diluted Share Count ~3% End Market Growth Estimate1 ~300 Basis Points of Growth in Excess of Market Estimate2 1.5x to 2.0x Operating Leverage3 Range Illustrative 1 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs 2 Long-term average growth target based on management estimates and projections. 3 Operating Leverage is defined as Adjusted EBITDA growth divided by Total Net sales growth; target based on management estimates and projections. Note: Contains forward looking information; please see Disclaimer on page 2

Q&A We Supply the Products and Services to Build Your City and Keep it Running

Concluding Remarks Solid Q1’16 Performance +7% Sales Growth VPY +14% Adjusted EBITDA Growth VPY +104% Adjusted Net Income per Diluted Share Growth VPY Focused on Controllable Execution Despite Uncontrollable External Environment Disciplined People, Thought and Action as One Team Hard Work + Focused Execution Disciplined People, Thought and Action Note: “VPY” Denotes Versus Prior Year

Appendix

Capital Structure Q1’16 Debt Balances Sec. ABL Sec. Term Loan Sec. 1st Lien Notes Sr. Unsecured Notes3 Sr. Unsecured Notes $– 1,250 1,000 1,275 6/28/18 8/13/21 12/15/21 7/15/20 Outstanding Debt Less Cash Net Debt $4,105 (203) $4,371 Balance Maturity 1 Represents the stated rate of interest, without including the effect of discounts or premiums 2 Subject to applicable redemption price terms 3 On April 11, 2016, HDS issued $1,000 million of 5.75% Senior Unsecured Notes due 2024 at Par. On April 27, 2016, HDS fully redeemed the outstanding October 2012 Senior Unsecured Notes. 4 Represents the unamortized portion of discounts and deferred financing costs Disciplined Action ($ in millions, unless otherwise noted) – 3.75% 5.25% 7.5% Interest Rate1 846 n/a now 12/15/17 10/15/16 Soft Call Date2 11.5% 5.75% 7/15/20 4/15/24 10/15/16 4/15/19 Less Discount4 (10) Less Deferred Debt Costs4 (53) Gross Debt $4,308

Illustrative Adjusted EPS Calculation

HD SUPPLY

($ in millions, except per share data)

Illustrative

	Actual		Estimates			
	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	FY'16
Adjusted EBITDA	$167M	$215M	TBD	TBD	TBD	TBD
(–) Depreciation and Amortization[1]	($28M)	($25M)	(~25)	(~25)	(~25)	($100M)
(+) Amortization of Acquired Intangibles	$4M	$4M	~3	~4	~4	~$15M
(–) Interest Expense (GAAP)	($83M)	($85M)	(~70)	(~70)	(~70)	~($290M)
(–) Cash Income Taxes	($2M)	($1M)	(~2)	(~8)	(~3)	($10M – $15M)
(–) Stock-based Compensation	($2M)	($6M)	(~5)	(~5)	(~5)	(~$20M)
= Adjusted Net Income[2]	$55M	$103M	TBD	TBD	TBD	TBD
÷ Diluted Shares Outstanding	~201M	~201M	~202	~202	~202	~202M
= Adjusted Net Income per Diluted Share	$0.27	$0.51	TBD	TBD	TBD	TBD

[1] *Includes Amounts Recorded within Cost of Sales*
[2] *May not foot due to rounding*
Note: Contains forward looking information; please see Disclaimer on page 2

Illustrative Adjusted EPS Calculation

HD SUPPLY

19

HD Supply **Proprietary** and **Confidential**

FY'16 Operating Leverage Framework

HDSUPPLY

Illustrative

End Market Growth



~3%
HDS Market Growth[1]

Controllable Execution



~300 BPs
Above Market Growth[2]

Illustrative Adj. EBITDA Growth



12%
9%
2.0x
1.5x
6%
Above Market Growth
HDS Market Growth
Annual Net Sales Growth[1,2]
Operating Leverage Target[2,3]
Adjusted EBITDA Growth

[1] Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs
[2] Long-term average growth target based on management estimates and projections
[3] Operating Leverage is defined as Adjusted EBITDA growth divided by Total Net sales growth; target based on management estimates and projections.
Note: Contains forward looking information; please see Disclaimer on page 2

1.5x to 2.0x FY'16 Operating Leverage Target;
9% to 12% Implied FY'16 Adjusted EBITDA Growth

HDSUPPLY

20

HD Supply **Proprietary** and **Confidential**

Monthly Net Sales ($) $609M Preliminary May Sales FY’15 Facil. Maint. Waterworks Const. & Ind. ’16 Selling Days ’15 Selling Days ’14 Selling Days ($ in millions) HD Supply Net Sales $220 $225 $148 (Preliminary) FY’16 $690M $559M $616M $762M $625M $582M $735M $514M $483M $587M $502M $550M $729M $609M Apr. May Jun. Jul. Aug. Sep. Oct. Nov. Dec. Jan. Feb. Mar. Apr. May $256 $208 $234 $291 $237 $215 $264 $187 $184 $235 $198 $209 $270 $247 $204 $221 $277 $227 $211 $267 $182 $163 $188 $160 $187 $258 $168 $132 $146 $177 $146 $141 $185 $129 $123 $147 $129 $138 $180 25 20 19 24 20 19 25 18 20 23 20 20 25 20 25 19 20 24 20 19 25 18 19 24 20 20 25 19 25 19 20 24 20 19 25 18 19 24 20 20 25 19

Average Daily Sales – Organic (VPY%) HD Supply Organic Average Daily Sales Growth VPY1 +7% Organic Average Daily Sales Growth in Q1’16 (VPY%) 1 Adjusted for Acquisitions, Divestitures, and Selling Days Note: “VPY” denotes Versus Prior Year Facil. Maint. Waterworks Const. & Ind. (Preliminary) FY’15 FY’16 6.3% 6.2% 5.5% 9.0% 6.4% 5.5% 5.5% 7.0% 12.0% 4.5% 9.2% 7.9% 5.6% 3.6% Apr. May Jun. Jul. Aug. Sep. Oct. Nov. Dec. Jan. Feb. Mar. Apr. May ’16 Selling Days ’15 Selling Days ’14 Selling Days 25 20 19 24 20 19 25 18 20 23 20 20 25 20 25 19 20 24 20 19 25 18 19 24 20 20 25 19 25 19 20 24 20 19 25 18 19 24 20 20 25 19 4.7% 7.1% 7.0% 6.6% 9.1% 9.0% 7.3% 7.4% 12.2% 6.3% 9.5% 5.7% 5.4% 0.4% 4.5% 3.6% 1.0% 10.9% 2.5% -0.1% 1.5% 3.9% 7.8% -0.9% 6.4% 8.5% 4.2% 4.6% 11.9% 9.1% 10.2% 10.3% 8.3% 8.9% 8.3% 10.4% 17.4% 8.6% 12.2% 11.1% 7.3% 6.6%

Average Daily Sales – Organic1 (VPY%) +7% Organic Average Daily Sales Growth in Q1’16 1 Adjusted to Exclude Acquisitions, Divestitures, and Selling Days Note: “VPY” Denotes Versus Prior Year (VPY%) Selling Days Facil. Maintenance Waterworks Construction & Industrial HD Supply 65 6.6% 6.1% 9.8% 7.3% Facil. Maintenance Waterworks Construction & Industrial HD Supply Selling Days 12.3% 11.0% 16.9% 12.6% 258 13.7% 17.1% 22.1% 16.5% 65 11.4% 6.3% 18.8% 10.9% 63 14.5% 12.8% 14.4% 13.6% 64 10.1% 9.3% 13.2% 10.3% 66 Facil. Maintenance Waterworks HD Supply Selling Days 7.5% 8.2% 11.3% 8.7% 253 Construction & Industrial 9.6% 8.2% 15.7% 10.6% 65 9.4% 9.5% 9.1% 9.3% 63 64 3.9% 10.6% 10.3% 7.8% 6.9% 3.3% 10.3% 6.4% 61 Facil. Maintenance Waterworks HD Supply Selling Days 7.7% 5.4% 9.9% 7.3% 65 Construction & Industrial 7.5% 10.6% 15.3% 10.4% 63 8.2% 9.8% 15.7% 10.6% 64 7.3% 9.8% 13.4% 9.4% 61 7.7% 9.0% 13.7% 9.5% 253 FY Q1 Q2 Q3 Q4 Facil. Maintenance Waterworks HD Supply Selling Days 5.1% 3.4% 11.5% 6.1% 65 Construction & Industrial 2016 2012 2013 2014 2015 6.9% 5.6% 9.9% 7.1% 63 8.5% 1.4% 8.5% 5.8% 64 8.2% 3.3% 12.1% 7.5% 61 7.2% 3.4% 10.4% 6.6% 253

Quarterly Net Sales1 $1.8B in Sales in Q1’16 Selling Days Facil. Maintenance Waterworks Construction & Industrial HD Supply Facil. Maintenance Waterworks Construction & Industrial HD Supply Selling Days Facil. Maintenance Waterworks HD Supply Selling Days Construction & Industrial Facil. Maintenance Waterworks HD Supply Selling Days Construction & Industrial FY Q1 Q2 Q3 Q4 Facil. Maintenance Waterworks HD Supply Selling Days Construction & Industrial 2016 2012 2013 2014 2015 $497 $571 $587 $527 $2,182 $461 $527 $553 $487 $2,028 $287 $329 $341 $309 $1,266 $1,282 $1,465 $1,520 $1,362 $5,629 65 63 64 66 258 $561 $638 $610 $522 $2,331 $523 $601 $633 $470 $2,227 $332 $359 $376 $314 $1,381 $1,458 $1,639 $1,660 $1,346 $6,103 65 63 64 61 253 $604 $686 $660 $560 $2,510 $551 $665 $695 $516 $2,427 $365 $414 $435 $356 $1,570 $1,564 $1,809 $1,836 $1,473 $6,682 65 63 64 61 253 $635 $733 $716 $606 $2,690 $570 $702 $705 $533 $2,510 $407 $455 $472 $399 $1,733 $1,660 $1,937 $1,942 $1,584 $7,123 65 63 64 61 253 $677 $605 $447 $1,781 65 ($ in millions) 1 Adjusted to Exclude Divestitures

Operating Leverage1 1.9x Operating Leverage in Q1’16 (VPY) 1 Operating Leverage is Defined as Adjusted EBITDA Growth Divided by Adjusted Net Sales Growth (adjusted for the 53rd Week in fiscal 2012) Not Meaningful (“nm”) when Sales Growth is Negative and when Prior Period Adjusted EBITDA is Negative. Note: “VPY” Denotes Versus Prior Year 1.5x 1.1x 2.7x 1.9x Facil. Maintenance Waterworks Construction & Industrial HD Supply 1.4x 1.7x 8.7x 2.3x 1.3x 1.8x nm 3.2x 1.3x 1.7x nm 2.1x 1.2x 2.9x 6.5x 2.1x Facil. Maintenance Waterworks Construction & Industrial HD Supply 1.6x 1.0x 4.6x 2.2x 2.7x 3.7x 7.7x 4.2x 1.6x 2.4x 3.5x 2.0x 1.4x 2.7x 4.2x 2.0x 1.3x 2.0x 3.8x 1.6x Facil. Maintenance Waterworks HD Supply Construction & Industrial HD Supply 1.6x 2.1x 1.9x 1.7x 1.2x 1.5x 5.4x 2.3x 1.5x 1.3x 1.9x 1.7x Facil. Maintenance Waterworks HD Supply Construction & Industrial 2.0x 1.7x 1.7x 1.4x 2.1x 2.0x 3.2x 2.1x 1.7x 1.6x 2.5x 1.8x FY Q1 Q2 Q3 Q4 2016 2012 2013 2014 2015 2.3x 2.9x 4.2x 2.4x Facil. Maintenance Waterworks HD Supply Construction & Industrial 1.8x 2.8x 2.9x 2.0x 0.8x 6.7x 4.0x 2.8x (0.2x) 4.2x 4.1x 1.2x 1.1x 3.6x 3.6x 2.1x

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA ($ in millions) 1 During the three months ended May 3, 2015, the Company recorded a reduction in unrecognized tax benefits as a result of IRS and state audit settlements. See “Note 5, Income Taxes.” 2 Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations. 3 Represents the loss on extinguishment of debt including the premium paid to redeem the debt as well as the write-off of unamortized deferred financing costs and other assets or liabilities associated with such debt. 4 Represents the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs. Three Months Ended May 1, 2016 May 3, 2015 Net income (loss) $ (14) $ 242 Less income (loss) from discontinued operations, net of tax — 8 Income (loss) from continuing operations (14) 234 Interest expense, net 85 106 Provision (benefit) for income taxes 1 (184) Depreciation and amortization 2 25 28 Loss on extinguishment of debt 115 Restructuring charges 3 7 — Stock-based compensation 4 6 5 Other (1) — Adjusted EBITDA $ 215 $ 189 (8) —

Reconciliation of Non-GAAP Measures: Net Income to Adjusted Net Income and Adjusted Net Income Per Share ($ in millions, except share and per share amounts) 1 During the three months ended May 3, 2015, the Company recorded a reduction in unrecognized tax benefits as a result of IRS and state audit settlements. See “Note 5, Income Taxes.” 2 Represents the loss on extinguishment of debt including the premium paid to redeem the debt as well as the write-off of unamortized deferred financing costs and other assets or liabilities associated with such debt. 3 Represents the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs. Weighted average common shares outstanding (in thousands) Basic Diluted Adjusted Net Income Per Share - Basic Adjusted Net Income Per Share - Diluted Net income $ (14) $ 242 Less income (loss) from discontinued operations, net of tax 8 Income (loss) from continuing operations (14) 234 Provision (benefit) for income taxes 1 (8) (184) Cash paid for income taxes (1) (3) Amortization of acquisition related intangible assets (other than - software) Restructuring charges 3 — 7 Loss on extinguishment of debt 2 115 Adjusted net income $ 103 $ 51 Three Months Ended May 1, 2016 May 3, 2015 198,808 195,347 201,231 200,716 $0.52 $0.26 $0.51 $0.25 — — 4 4